CounterPath Announces Closing of Private Placement

VANCOUVER, BC, Canada — September 4, 2015 — CounterPath Corporation (“CounterPath” or the “Company”) (NASDAQ: CPAH) (TSX: CCV), a developer of award-winning over-the-top (OTT) Unified Communications solutions for enterprises and operators, today announced that it has raised gross proceeds of US$1,465,000 by way of a previously announced non-brokered private placement (the “Offering”) of units at a price of US$0.50 per unit (the “Units”).

Each Unit consists of one common share and one-half of one common share purchase warrant, with each whole warrant entitling the holder to acquire an additional common share at an exercise price of US$0.75 per common share for a period of two years from the closing date.

The net proceeds from the Offering will be used for sales and marketing, working capital and general corporate purposes.

The Company may close an additional tranche of the private placement on the same terms as the Offering on or before September 25, 2015.

All of the securities to be issued by the Company in connection with the Offering will be subject to hold periods expiring on January 5, 2016 under Canadian securities laws, and will also be subject to applicable hold periods under United States securities laws. None of the securities issued have been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), and none of them may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any State where such offer, solicitation, or sale would be unlawful.

Early Warning Disclosure

Kanata Research Park Corporation (“KRPC”), located at 555 Legget Drive, Suite 206, Kanata, Ontario, Canada K3K 2X3, purchased 1,500,000 Units issued pursuant to the Offering for aggregate consideration of US$750,000 in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. KRPC acquired the Units for investment purposes. Wesley Clover International Corporation (“Wesley Cover”) owns 100% of the issued and outstanding voting shares of KRPC. Dr. Terence H. Matthews, with business address of 390 March Road, Suite 110, Kanata, Ontario, Canada K2K 0G7, owns 99.999% of the issued and outstanding voting shares of Wesley Clover.

The Shares acquired by KRPC represent 3.3% of the Shares of the Company outstanding as of September 4, 2015, prior to the exercise of any Warrants, and 4.9% assuming exercise of the Warrants.

Following the acquisition by KRPC, KRPC owns 11,382,037 Shares, including 750,000 Shares that may be acquired upon the exercise by KRPC of the Warrants and 239,012 Shares that may be acquired on the conversion of deferred share units (each, a “DSU”) of the Issuer (which DSU’s are held directly by Dr. Matthews). The 11,382,037 Shares represent 24.6% of the Shares outstanding as of September 4, 2015, which includes 750,000 Shares that may be acquired on the exercise of warrants held by KRPC and 239,012 Shares that may be acquired on the conversion of DSUs.

An early warning report in respect of the above transaction will be filed with the relevant Canadian securities regulatory authorities. A copy of such report may be obtained from SEDAR at www.sedar.com or by contacting David Karp at 604-628-9364.

KMB Trac Two Holdings Ltd. (“KMB”), located at 3540 Morgan Creek Way, Surrey, British Columbia, Canada V3Z 0J7, purchased 1,300,000 Units issued pursuant to the Offering for aggregate consideration of US$650,000 in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. KMB acquired the Units for investment purposes. Karen Bruk is the sole shareholder of KMB. Karen Bruk and Steven Bruk, Mrs. Bruk’s spouse, exercise shared investment power over the Shares of the Company held by Karen Bruk and KMB. Steven Bruk is the legal and beneficial owner of 150,468 Shares.

The Shares acquired by KMB represent 2.9% of the Shares of the Company outstanding as of September 4, 2015, prior to the exercise of any Warrants, and 4.2% assuming exercise of the Warrants.

Following the acquisition by KMB, KMB owns 5,070,050 Shares, including 650,000 Shares that may be acquired upon the exercise by KMB of the Warrants and 146,000 Shares held directly by Karen Bruk. The 5,070,050 Shares represent 11.0% of the Shares outstanding as of September 4, 2015, which includes 650,000 Shares that may be acquired on the exercise of warrants held by KMB. Including the 150,468 Shares held by Steven Bruk, the 5,220,518 Shares represent 11.3% of the Shares outstanding as of September 4, 2015.

An early warning report in respect of the above transaction will be filed with the relevant Canadian securities regulatory authorities. A copy of such report may be obtained from SEDAR at www.sedar.com or by contacting David Karp at 604-628-9364.

About CounterPath
CounterPath’s SIP-based VoIP softphones are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop and mobile devices, together with the Company’s server applications and Fixed Mobile Convergence (FMC) solutions, enable service providers, OEMs and enterprises to offer a seamless and unified communications experience across both fixed and mobile networks. Standards-based, cost-effective and reliable, CounterPath’s award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as Alcatel-Lucent, AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Rogers and Verizon.

For more information about CounterPath’s Bria softphone applications and provisioning solutions, visit: www.counterpath.com/products.

Contacts:
David Karp
Chief Financial Officer
Email: dkarp@counterpath.com
Tel: (604) 628-9364

Steven Hards
Vice President of Investor Relations
Email: shards@counterpath.com
Tel: (604) 637-6498

Forward-looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future such as the following: (1) the net proceeds received by CounterPath from the Offering will be used for sales and marketing, working capital and general corporate purposes and (2) the Company may close an additional tranche of the private placement on the same terms as the Offering on or before September 25, 2015.

The forward-looking statements involve risks and uncertainties. It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) lack of cash flow which may affect the Company’s ability to continue to develop its technology and market its products (2) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers, (3) the Company’s ability to manage its operating expenses, which may adversely affect its financial condition, (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact on the Company’s ability to raise additional financing as required or cause a delisting from a stock exchange on which our common stock trades, (5) the Company’s ability to remain competitive as other better financed competitors develop and release competitive products, (6) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business, (7) the success by the Company of the sales of its current and new products, (8) the impact of technology changes on the Company’s products and industry, (9) the failure to develop new and innovative products using the Company’s technologies, (10) the potential dilution to shareholders or overhang on the Company’s share price of its outstanding stock options, or (11) the TSX not approving the Offering. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, or in the annual reports on Form 10-K, and the Company’s other disclosure documents filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com. Subject to applicable law, the Company disclaims any obligation to update these forward-looking statements.